UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2020

FINTECH ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Delaware	001-38744	82-0895994
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FTAC	Nasdaq Capital Market
Warrants, each to purchase one share of Class A Common Stock	FTACW	Nasdaq Capital Market
Units, each consisting of one share of Class A Common Stock and one- half of one Warrant	FTACU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

As previously announced, on August 3, 2020, FinTech Acquisition Corp. III (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among GTCR-Ultra Holdings, LLC (“Seller”), GTCR Ultra-Holdings II, LLC (“Holdings”), FinTech Acquisition Corp. III Parent Corp. (“Parent”), the Company, FinTech III Merger Sub Corp. (“Merger Sub”), GTCR/Ultra Blocker, Inc. (“Blocker”), and GTCR Fund XI/C LP (“Blocker Seller”), which provides for, among other things, (a) Merger Sub to be merged with and into the Company with the Company being the surviving corporation in the merger and a wholly owned subsidiary of Parent (the “Merger”) and (b) through a series of transactions, Seller and Blocker Seller to contribute to Parent all of the equity interests in Holdings and Blocker in exchange for cash and shares of common stock of Parent (the “Contribution and Exchange” and together with the Merger and the other transactions contemplated by the Merger Agreement, the “Transactions”).

On October 15, 2020, the Company held a special meeting of stockholders (the “Special Meeting”).  At the Special Meeting, holders of the Company’s Class A common stock and holders of the Company’s Class B common stock voted together as a single class. At the Special Meeting, only those holders of shares of the Company’s common stock at the close of business on September 4, 2020, the record date, were entitled to vote. As of the record date, 44,287,500 shares of the Company’s common stock were outstanding and entitled to vote. At the Special Meeting, a total of 34,994,171 shares of common stock, representing approximately 79.016% of the outstanding shares of common stock entitled to vote, were present online or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the proposals described below were considered, each of which is further described in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission and mailed to stockholders commencing on or about September 25, 2020.The final results of the matters submitted to a vote of stockholders at the Special Meeting are as follows:

1.	With respect to the approval and adoption of the Merger Agreement, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
33,682,399	1,310,768	1,004	0

Total Shares of Common Stock Exercising Redemption Rights: 5,696,643

2.	With respect to the approval of the following material differences between the organizational documents of Parent that will be in effect upon the closing of the Transactions and the Company’s current amended and restated certificate of incorporation, the votes were as follows:

a.	To change the Company’s name to Paya Holdings Inc. and remove certain provisions related to its status as a special purpose acquisition company:

FOR	AGAINST	ABSTAIN	NON-VOTES
33,680,884	1,310,918	2,369	0

b.	To increase the amount of authorized shares and provide for only one class of common stock:

FOR	AGAINST	ABSTAIN	NON-VOTES
33,602,880	1,387,963	3,328	0

c.	To prohibit stockholder action by written consent, subject to GTCR’s ownership percentage conditions at the time:

FOR	AGAINST	ABSTAIN	NON-VOTES
32,357,479	2,632,305	4,387	0

d.	To create three classes of directors and to extend each director term to three years:

FOR	AGAINST	ABSTAIN	NON-VOTES
32,358,014	2,632,923	3,234	0

e.	To require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, subject to GTCR’s ownership percentage at the time, to remove a director from office:

FOR	AGAINST	ABSTAIN	NON-VOTES
32,254,726	2,736,712	2,733	0

f.	To require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, subject to GTCR’s ownership percentage at that time, to amend or repeal certain provisions of the certificate of incorporation:

FOR	AGAINST	ABSTAIN	NON-VOTES
32,355,956	2,634,444	3,771	0

g.	To require the vote of at least two-thirds of the voting power of the outstanding shares of capital stock, rather than a simple majority, subject to GTCR’s ownership percentage at that time, to adopt, amend or repeal the Company’s bylaws:

FOR	AGAINST	ABSTAIN	NON-VOTES
32,356,222	2,634,942	3,007	0

3.	With respect to the approval of the proposal to adopt the Parent Omnibus Equity Compensation Plan, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
33,671,588	1,317,855	4,728	0

4.	With respect to the approval of the proposal to elect three directors to the Company’s board of directors, the votes were as follows:

Mei-Mei Tuan

FOR	AGAINST	ABSTAIN	NON-VOTES
34,972,787	2,056	19,328	0

Pawneet Abramowski

FOR	AGAINST	ABSTAIN	NON-VOTES
34,632,365	342,508	19,298	0

Jan Hopkins Trachtman

FOR	AGAINST	ABSTAIN	NON-VOTES
34,901,367	73,496	19,308	0

5.	With respect to the approval of the proposal to elect nine directors, effective as of and contingent upon the consummation of the Business Combination, to serve on Parent’s board of directors in the event that Parent is a controlled company upon the consummation of the Business Combination, the votes were as follows:

Anna May Trala

FOR	AGAINST	ABSTAIN	NON-VOTES
32,578,685	2,410,831	4,655	0

Jim Bonetti

FOR	AGAINST	ABSTAIN	NON-VOTES
33,671,720	1,316,596	5,855	0

Stuart Yarbrough

FOR	AGAINST	ABSTAIN	NON-VOTES
33,691,627	1,297,989	4,555	0

KJ McConnell

FOR	AGAINST	ABSTAIN	NON-VOTES
32,577,341	2,412,275	4,555	0

Jeff Hack

FOR	AGAINST	ABSTAIN	NON-VOTES
33,676,742	1,312,874	4,555	0

Christine Larsen

FOR	AGAINST	ABSTAIN	NON-VOTES
33,692,998	1,296,654	4,519	0

Aaron Cohen

FOR	AGAINST	ABSTAIN	NON-VOTES
32,577,341	2,412,300	4,530	0

Collin Roche

FOR	AGAINST	ABSTAIN	NON-VOTES
33,671,590	1,318,011	4,570	0

Mike Gordon

FOR	AGAINST	ABSTAIN	NON-VOTES
33,693,077	1,296,589	4,505	0

6.	With respect to the approval of the proposal to elect eight directors, effective as of and contingent upon the consummation of the Business Combination, to serve on Parent’s board of directors in the event that Parent is not a controlled company upon the consummation of the Business Combination, the votes were as follows:

Anna May Trala

FOR	AGAINST	ABSTAIN	NON-VOTES
32,578,790	2,410,750	4,631	0

Stuart Yarbrough

FOR	AGAINST	ABSTAIN	NON-VOTES
33,692,886	1,296,589	4,696	0

KJ McConnell

FOR	AGAINST	ABSTAIN	NON-VOTES
32,577,300	2,412,171	4,700	0

Jeff Hack

FOR	AGAINST	ABSTAIN	NON-VOTES
33,678,001	1,311,474	4,696	0

Christine Larsen

FOR	AGAINST	ABSTAIN	NON-VOTES
33,693,032	1,296,439	4,700	0

Aaron Cohen

FOR	AGAINST	ABSTAIN	NON-VOTES
32,577,275	2,412,200	4,696	0

Collin Roche

FOR	AGAINST	ABSTAIN	NON-VOTES
33,671,564	1,317,911	4,696	0

Mike Gordon

FOR	AGAINST	ABSTAIN	NON-VOTES
32,692,916	2,296,589	4,666	0

7.	With respect to the approval of the proposal to adjourn the special meeting, if necessary, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
33,671,791	1,318,826	3,554	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2020

FINTECH ACQUISITION CORP. III

By:	/s/ James J. McEntee, III
Name:	James J. McEntee, III
Title:	President and Chief Financial Officer